UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14(a)-12

MANTRA VENTURE GROUP LTD.
(Name of Registrant as Specified in Charter)

Payment of filing fee (check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

MANTRA VENTURE GROUP LTD.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
June 26, 2017

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the “Meeting”) of Mantra Venture Group Ltd. (“we”, “us”, “our” or the “Company”) will be held on Monday June 26, 2017 at 10:00 A.M. (local time) at 300 Crown Oak Centre Drive, Longwood, Florida 32750 for the following purposes:

1.	To approve the Plan of Continuation to continue the Company’s place of incorporation from British Columbia to Nevada;

2.	To approve an amendment to our Articles to increase the number of authorized Common Shares from 275,000,000 shares to 750,000,000 shares; and

3.	To approve the proposed name change of the Company from Mantra Venture Group Ltd. to Spectrum Global Solutions, Inc.

The Board of Directors recommends that the shareholders vote FOR Proposals 1, 2 and 3.

The Board of Directors has fixed the close of business on May 19, 2017 as the record date for the determination of shareholders entitled to notice of and vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Company. We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement/prospectus, the proxy and any additional information furnished to our company’s shareholders.

To get to the Meeting from the Orlando International Airport, take FL-408 West to FL-434 East in Seminole County. Take exit 94 from I-4 East. Continue on FL-434 East to Crowne Oak Centre Drive.

By Order of the Board of Directors

By:	/s/ Larry Kristof
Name:	Larry Kristof
Title:	Chief Executive Officer

May 25, 2017

MANTRA VENTURE GROUP LTD.
#1562 128th Street

Surrey, British Columbia, Canada, V4A3T7

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 26, 2017

General

This Proxy Statement sets forth certain information with respect to the accompanying proxy to be used at a Special Meeting of Shareholders (the “Meeting”) of Mantra Venture Group Ltd., or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Meeting of Shareholders. The Meeting will be held at 10:00 A.M. (local time) at 300 Crown Oak Centre Drive, Longwood, Florida. The Board of Directors of the Company (the “Board of Directors”) solicits the proxy and urges you to vote immediately. Unless the context otherwise indicates, reference to “Mantra,” “we,” “us,” “our” or “the Company” means Mantra Venture Group Ltd.

This Proxy Statement, the Notice of Meeting of Shareholders, the accompanying proxy card, are being mailed to shareholders on or about June 5, 2017. Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Company prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the approval of the Proposed Agreements.

The close of business on May 19, 2017 has been fixed as the record date (the “Record Date”) for determining the shareholders of record entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 274,998,800 shares of our common shares, $0.00001 par value per share (the “Common Shares”) and no shares of our preferred shares, $0.00001 par value per share (the “Preferred Shares”).

A proxy is your legal designation of another person to vote the shares you own. If you designate someone as your proxy or proxy holder in a written document, that document is called a proxy or a proxy card. Larry Kristof, our Chief Executive Officer, has been designated as a proxy holder for the Meeting. A proxy properly executed and received by our Secretary prior to the Meeting and not revoked will be voted in accordance with the terms thereof. Any proxy may be revoked by a signed written instrument that is received at our office at any time up to and including the last business day before the Meeting or provided at the Meeting to the chair of the Meeting.

Voting Instructions

Shareholders who do not expect to attend the meeting in person and who are entitled to vote are requested to, complete, properly sign, date and mail the enclosed proxy card or voting instruction or follow the instructions provided by your securities broker.

Quorum

The quorum for transacting business at a shareholder meeting is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. We anticipate that a quorum will be present at the Meeting because the holders of a majority of the issued and outstanding Common Shares has advised us that they intend to be present and vote all of their Common Shares at the Meeting.

Voting Requirements

Proposal No. 1	To approve the Plan of Continuation for the continuation of the Company’s from British Columbia to Nevada. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 1 requires the affirmative vote of three-fourths of the votes properly cast on the matter. Abstentions will have the effect of an AGAINST vote on this proposal.

Proposal No. 2	To amend our Articles to increase the number of authorized Common Shares from 275,000,000 shares to 750,000,000 shares. The approval of this Proposal No. 2 requires the affirmative vote of three-fourths of the votes properly cast on the matter. Abstentions will have the effect of an AGAINST vote on this proposal.

Proposal No. 3	To approve the proposed name change of the Company from Mantra Venture Group Ltd. to Spectrum Global Solutions, Inc. Votes may be cast: FOR, AGAINST or ABSTAIN. The approval of this Proposal No. 3 requires the affirmative vote of three-fourths of the votes properly cast on the matter. Abstentions will have the effect of an AGAINST vote on this proposal.

PROPOSAL 1

APPROVAL OF PLAN OF CONTINUATION FOR THE CONTINUATION OF THE COMPANY
FROM BRITISH COLUMBIA TO NEVADA

Our Board of Directors has adopted resolutions, subject to shareholder approval, approving a Plan of Continuation to change the Company’s jurisdiction of incorporation from British Columbia to Nevada (the "Continuation"). The Plan of Continuation attached to this Proxy Statement as Appendix A (the “Plan”), the Articles of Incorporation attached to this Proxy Statement as Appendix B (the “Nevada Articles”), and Bylaws attached to this Proxy Statement as Appendix C (the “Nevada Bylaws), would became the Company's governing instruments and will differ in some respects from our current Articles, as more thoroughly discussed below.

We will have to comply with Nevada and British Columbia regulatory requirements in order to complete the Continuation to Nevada. Our board of directors has approved the Nevada Articles under Chapter 92A of the Nevada Revised Statutes pursuant to which we will be converted into a Nevada corporation. Our board of directors recommends the adoption of the Nevada Articles by the shareholders of our company for the reasons set forth herein.

In British Columbia, we will have to:

●	receive approval of the Plan of Continuation from a majority of the shares entitled to be voted;

●	file articles of Continuation with the British Columbia Corporate Registrar setting out, among other things, the Plan of Continuation and related documents; and

●	pay a filing fee the British Columbia Corporate Registrar.

Under Nevada law, we will have to:

●	receive approval of the Plan of Continuation from a majority of the shares entitled to be voted;

●	file Articles of Conversion and an Articles of Incorporation with the Nevada Secretary of State; and

●	pay a filing fee to the Nevada Secretary of State.

Reasons for the Continuation

We believe that the Continuation to Nevada will more accurately reflect our operations, which have always been based in the United States. We have virtually no business connection to Canada. Nevada is a recognized leader in adopting and implementing comprehensive and flexible corporation laws that are frequently revised and updated to accommodate changing legal and business needs. Our Board of Directors believes that it will be beneficial to the Company and its shareholders to obtain the benefits of Nevada's corporation laws. Nevada courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing Nevada corporation laws. Because the judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporation law, and allow our Board of Directors and management to make business decisions and take corporate actions with greater assurance as to the validity and consequences of such decisions and actions.

In addition, we anticipate that the Continuation will result in reduced state tax obligations. Nevada currently imposes no corporate income or franchise tax. Nevada imposes a nominal amount of annual corporate fee on corporations.

Certain Effects of the Change in State of Incorporation

The Continuation will not have any effect on your relative equity or voting interests in our business. You will continue to hold exactly the same number and type of shares as you currently hold. The Continuation will, however, result in changes to your rights and obligations under applicable corporate and/or company laws. In addition, the Continuation may have tax consequences for you.

The Continuation will effect a change in our legal domicile. However, the Continuation will not result in any change in business, jobs, management, location of any of our offices, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Continuation). There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Continuation. Upon the effective time of the Continuation, each shareholder's Common Shares will be converted into an equivalent number of Common Shares of the Nevada corporation.

As previously noted, the new Nevada Articles and Nevada Bylaws will be the governing instruments of the Company, resulting in some changes from our current Articles. As a result of the Continuation, the Company will now be governed by Nevada corporation laws. Some of these changes are purely procedural in nature, such as a change in our registered office and agent from an office and agent in British Columbia to an office and agent in Nevada. Some changes, however, will be substantive in nature.

Dissenters’ Rights

TAKE NOTICE that shareholders who validly dissent from the Continuation will be entitled to be paid the fair value of their common shares subject to strict compliance with sections 237 to 247 of the British Columbia Business Corporations Act (the “Act” or the “BCBCA”). The dissent rights are described in Appendix D to this Proxy Statement. Failure to comply strictly with the requirements set forth in sections 237 to 247 of the Act may result in the loss of any right of dissent.

The Company has granted the shareholders who object to the Continuation (the “Dissenting Shareholders”) the right to dissent (the “Dissent Right”) in respect of the Continuation. Any shareholder who dissents will be entitled to be paid in cash the fair value for their shares held so long as such Dissenting Shareholder: (i) does not vote any of his, her or its shares in favor of the Continuation, (ii) provides to the Company written objection to the Continuation to the Company’s head office at least two (2) days before the Meeting or any postponement(s) or adjournment(s) thereof, and (iii) otherwise complies with the requirements of section 237 to 247 of the Act.

Any shareholder who wishes to exercise his or her Dissent Right must give written notice of his or her dissent (a “Notice of Dissent”) to the Company at 300 Crown Oak Centre Drive, Longwood, Florida 32750, marked to the attention of the Chief Executive Officer, by delivering the Notice of Dissent to the Company at least two days before the Meeting. The giving of a Notice of Dissent does not deprive a Dissenting Shareholder of his or her right to vote at the Meeting on the Continuation. However, the procedures for exercising Dissent Rights given in Appendix D must be strictly followed as a vote against the Continuation or the execution or exercise of a proxy voting against the Continuation does not constitute a Notice of Dissent.

Shareholders should be aware that they will not be entitled to exercise a Dissent Right with respect to any shares if they vote (or instruct or are deemed, by submission of any incomplete proxy, to have instructed his or her proxy holder to vote) in favor of the Continuation. A Dissenting Shareholder may, however, vote as a proxy for any shareholder whose proxy requires an affirmative vote on the Continuation, without affecting his or her right to exercise the Dissent Right.

In the event that any shareholder fails to perfect or effectively withdraws its claim under the Dissent Right or forfeits its right to make a claim under the Dissent Right, each share held by that shareholder will thereupon be deemed to have been exchanged in accordance with the terms of the Continuation as of the Record Date.

Shareholders who wish to exercise Dissent Rights should review the dissent procedures described in Appendix D and seek legal advice, as failure to adhere strictly to the Dissent Right requirements will result in the loss or unavailability of any right to dissent.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE PLAN OF CONTINUATION CHANGING THE COMPANY’S PLACE OF INCORPORATION FROM BRITISH COLUMBIA TO NEVADA.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE ARTICLES

The Board of Directors has approved an amendment to the Company's Notice of Articles to increase the number of Common Shares authorized from 275,000,000 to 750,000,000. The proposed increase, if approved by the shareholders, will be effectuated when the Company files a Notice of Alteration with the British Columbia Registrar.

Increase Authorized Common Shares

On the Record Date, we had no Common Shares that were authorized but unissued, and have 27,500,000 Common Shares potentially issuable upon exercise of outstanding warrants. Accordingly, we need to increase our authorized Common Shares to effect any such exercise.

Under the proposed amendment, each of the newly authorized Common Shares will have the same rights and privileges as currently authorized Common Shares. Adoption of the proposed amendment will not affect the rights of the holders of currently outstanding Common Shares of the Company nor will it change the par value of the Common Shares, which will remain $0.00001 par value per share.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO OUR ARTICLES TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM 275,000,000 SHARES TO 750,000,000 SHARES.

PROPOSAL 3

APPROVAL OF CORPORATE NAME CHANGE TO SPECTRUM GLOBAL SOLUTIONS, INC.

The Board of Directors believes that it is in the best interest of the Company to approve the proposed name change of the Company from Mantra Venture Group Ltd. to Spectrum Global Solutions, Inc. The Board of Directors believes that from a branding and marketing standpoint, the name Spectrum Global Solutions, Inc. will give the Company an advantage when creating sales opportunities.

The proposed name change, if approved by the shareholders, will be effectuated when the Company completes the Continuation to Nevada and files the Nevada Articles with the State of Nevada.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE PROPOSED NAME CHANGE OF THE COMPANY FROM MANTRA VENTURE GROUP LTD. TO SPECTRUM GLOBAL SOLUTIONS, INC.

Beneficial Ownership of Common Shares

The following table sets forth information with respect to the beneficial ownership of our Common Shares as of May 20, 2017, by:

●	each person known by us to beneficially own more than 5% of the outstanding Common Shares;

●	each of our directors and our director nominee;

●	each of our current executive officers; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). To our knowledge, except as indicated by footnote the persons named in the table below have sole voting and investment power with respect to all Common Shares shown as beneficially owned by them. Common Shares underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into Common Shares within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. The address of named beneficial owners that are officers and/or directors is: c/o Mantra Venture Group Ltd., 300 Crown Oak Centre Drive, Longwood, FL 32750. Percentage ownership is based on 274,998,900 Common Shares outstanding as of May 20, 2017.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Percentage of Class
Officers and Directors
Larry Kristof (1)	13,325,987	4.8%
Patrick Dodd (2)	150,000	*
W. Glenn Parker	50,000	*
Keith Hayter	62,125,755	22.6%
Roger Ponder	62,125,755	22.6%

All executive officers and directors as a group (5 Persons)	137,777,497	52.744%

*     Less than 1%

(1)       Mr. Kristof resigned as director of our Company on April 20, 2017. Includes 13,325,987 shares of common stock owned by 0770987 BC Ltd. Larry Kristof, as the President of 0770987 BC Ltd. has investment and voting control over the shares held by this entity.

(2)       Mr. Dodd resigned as director of our Company on April 20, 2017

“Householding” of Proxy Materials and Annual Reports for Record Owners

The SEC rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and reduces our expenses. Shareholders of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement. Shareholders of record voting via telephone or over the Internet can choose this option by following the instructions provided by telephone or over the Internet, as applicable. Once given, a shareholder’s consent will remain in effect until he or she revokes it by notifying our Secretary as described above. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareholders of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting the Secretary in writing at Mantra Venture Group Ltd., #1562 128th Street, Surrey, British Columbia, Canada, V4A3T7.

Other Matters

Other than those mentioned the Notice of Meeting, management of the Company knows of no other items of business that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Directors

/s/ Larry Kristof
Name:	Larry Kristof
Title:	Chief Executive Officer

REVOCABLE PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, being a shareholder of the above named Company, hereby appoints _________________, or, failing that person, ___________________, as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the special meeting of shareholders to be held on the 26th day of June, 2017 and at any adjournment of that meeting.

Please specify your choices by marking the boxes.  It is important that your shares are represented at this meeting, whether or not you attend the meeting in person.  Therefore, please COMPLETE this proxy card, SIGN it and return it as soon as possible in one of the following ways:

1.	mail your COMPLETED and SIGNED proxy card to Island Stock Transfer at 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760, Attn: Anna Kotlova;

2.	fax your COMPLETED and SIGNED proxy card to Standard Registrar & Transfer Company, Inc., at (727) 289-0069 with a subject line “Mantra Proxy”; or

3.	scan your COMPLETED and SIGNED proxy card and send the scanned file by email to akotlova@islandstocktransfer.com, with a subject line “Mantra Proxy”.

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the proxy statement furnished therewith.

YOUR VOTE IS IMPORTANT. CASTING YOUR VOTE IN THE WAY DESCRIBED ON THIS PROXY CARD VOTES ALL SHARES OF COMMON STOCK OF MANTRA VENTURE GROUP LTD. THAT YOU ARE ENTITLED TO VOTE. FOR SHARES REGISTERED IN YOUR NAME, UNLESS YOU ATTEND THE SPECIAL MEETING IN PERSON, YOUR PROXY MUST BE RECEIVED BY 11:59 P.M. (EASTERN TIME) ON June 23, 2017 IN ORDER FOR YOUR PROXY TO BE COUNTED.

Proposals — The Board of Directors recommends a vote FOR Proposals (1), (2), and (3).

1.	Approval of the Plan of Continuation to continue the company from British Columbia to Nevada.
☐ FOR ☐ AGAINST ☐ ABSTAIN
2.	Approval to amend our Articles to increase the number of authorized Common Shares from 275,000,000 shares to 750,000,000 shares.
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	Approval of proposed name change of the Company from Mantra Venture Group Ltd. to Spectrum Global Solutions, Inc.
☐ FOR ☐ AGAINST ☐ ABSTAIN

(Please be sure to sign and date the proxy below)

Signed this ____ day of June, 2017.

Name:

APPENDIX A

Plan of Continuation

THIS PLAN OF CONVERSION (this “Plan”) is adopted this ___ day of June, 2017, by Mantra Venture Group Ltd., a British Columbia corporation (the “Company”), for the purpose of converting (the “Conversion”) the Company into a Nevada corporation to be known as Spectrum Global Solutions, Inc. (the “Converted Entity”) in accordance with the provisions of the British Columbia Business Corporations Act and the Nevada Revised Statutes.

WHEREAS, the Board of Directors of the Company have approved the Conversion;

WHEREAS, in order to effect the Conversion, the Company has adopted this Plan for the purpose of setting forth the manner and terms on which the Company will continue its existence under the laws of the State of Nevada, including, without limitation, the method for effecting the Conversion.

NOW, THEREFORE, BE IT KNOWN, that:

1.	The name of the converting entity is MANTRA VENTURE GROUP LTD. At the Effective Time (as defined below), the Company shall be converted into a Nevada corporation under the name SPECTRUM GLOBAL SOLUTIONS, INC.

2.	As soon as is practicable following approval of this Plan by the shareholders of the Company and all requisite corporate and regulatory action in respect of the Converted Entity has been taken, the Conversion will be consummated by the filing of the Articles of Conversion in the office of the Nevada Secretary of State in such form as is required by, and signed in accordance with, the applicable provisions of Chapter 92A of the Nevada Revised Statutes and, if required, the execution and filing of the Articles of Conversion with the Registrar of British Columbia. The date of filing the Articles of Conversion with the Nevada Secretary of State will be the effective date of the Conversion (the "Effective Time").

3.	At the Effective Time, the Company shall continue its existence in the organizational form of the Converted Entity.

4.	At the Effective Time, the Converted Entity shall be formed as a corporation existing under the laws of the State of Nevada.

5.	The authorized capital stock of Mantra consists of 750,000,000 common shares, par value $0.00001 per share, and 20,000,000 preferred shares, par value $0.00001 per share.

6.	The title to all real estate vested by deed or otherwise under the laws of any jurisdiction, and the title to all other property, real and personal, owned by the Company, and all debts due to the Company on whatever account, as well as all other things in action or belonging to the Company, shall in accordance with the British Columbia Business Corporations Act and the Nevada Revised Statutes be vested in the Converted Entity without reservation or impairment.

7.	The Converted Entity shall have all of the debts, liabilities and duties of the Company, but all rights of creditors accruing and all liens placed upon any property of the Company up to the Effective Date shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall attach to the Converted Entity and may be enforced against it to the same extent as if it had incurred or contracted such debts, liabilities and duties.

8.	Any proceeding pending against the Company may be continued as if the Conversion had not occurred or the Converted Entity may be substituted in the proceeding in place of the Company.

9.	Any surplus appearing on the books of the Company shall be entered as surplus on the books of the Converted Entity and all such surplus shall thereafter be dealt by the Converted Entity in any lawful manner.

10.	Once the Conversion is completed, the holders of common shares of the Company instead will own one common share with a par value of $0.00001 per share of the Converted Entity for each share of common stock held immediately prior to the Conversion and the holders of preferred shares of the Company instead will own one preferred share with a par value of $0.00001 per share of the Converted Entity for each preferred share held immediately prior to the Conversion.

11.	The Conversion, if approved, will effect a change in the legal jurisdiction of incorporation of the Company as of the effective date thereof, but the Company will not, as a result of the change in legal jurisdiction, change its business or operations after the effective date of the Conversion as the Converted Entity.

A-1

12.	The directors of the Company will be elected to the board of directors of the Converted Entity. As of the Conversion Date, the election, duties, resignation and removal of directors and officers shall be governed by the Nevada Revised Statues, the Articles of Conversion and the Bylaws of the Converted Entity.

13.	Attached hereto as Exhibit A is the Articles of Conversion of the Company, as such will exist at the Effective Time.

14.	The Company intends that this Plan will constitute the complete Plan referred to in Section 92A.105 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the Company has adopted this Plan as of the date first written above.

MANTRA VENTURE GROUP LTD.,

a British Columbia corporation

By:

Name:	Larry Kristof

Title:	Chief Executive Officer

SPECTRUM GLOBAL SOLUTIONS, INC.,

a Nevada corporation

By:

Name:	Larry Kristof

Title:	Chief Executive Officer

A-2

APPENDIX B

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	Spectrum Global Solutions, Inc.

2. Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent:	CSC Services of Nevada, Inc.
	☐ Noncommercial Registered Agent (name and address below)	Name OR ☐	Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
Nevada
	Street Address	City		Zip Code
Nevada
	Mailing Address (if different from street address)	City		Zip Code

3. Authorized Stock:
(number of shares corporation is authorized to issue)	Number of shares	750,000,000 common shares; 20,000,000 preferred shares;	Par value	$0.00001 $0.00001	Number of shares
	with par value:		per share: $		without par value:

4. Names and Addresses of the Board of Directors/ Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1)	Keith Hayter
		Name
	300 Crown Centre Drive		Longwood	FL	32750
		Street Address	City	State	Zip Code
	2)	Roger Ponder
		Name
	300 Crown Centre Drive		Longwood	FL	32750
		Street Address	City	State	Zip Code

5. Purpose: (optional;	The purpose of the corporation shall be:	6. Benefit Corporation:
required only if Benefit Corporation status selected)		(see instructions) ☐ Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or false or forged instrument for filing in the office of the Secretary of State.

Keith Hayter	X
Name	Incorporator Signature
300 Crown Oak Centre Drive	Longwood	FL	32750
Address	City	State	Zip Code

8. Certificate of	I hereby accept appointment as Registered Agent for the above named Entity.
Acceptance of
Appointment of	X
Registered Agent:	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity	Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State NRS 78 Articles
Revised: 1-5-15

B-1

APPENDIX C

BYLAWS

OF

SPECTRUM GLOBAL SOLUTIONS, INC.

Article I

Shareholders

SECTION 1

Annual Meeting. Annual meetings of the shareholders of Spectrum Global Solutions, Inc. (the “Corporation”), shall be held on the day and at the time as may be set by the board of directors of the Corporation (the “Board of Directors”) from time to time, at which annual meeting the shareholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.

SECTION 2

Special Meetings. Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Conversion, may be called by the Chief Executive Officer or the President by resolution of the Board of Directors or at the request in writing of shareholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose of the proposed meeting.

SECTION 3

Place of Meetings. All annual meetings of the shareholders shall be held at such place within or outside the State of Nevada as the Board of Directors shall determine. Special meetings of the shareholders may be held at such time and place within or outside the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof.

SECTION 4

Quorum; Adjourned Meetings. The holders of at least one third (33.3%) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the Articles of Conversion. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 5

Voting. Each shareholder of record of the Corporation holding stock that is entitled to vote at a meeting shall be entitled at each meeting of shareholders to one vote for each share of stock standing in their name on the books of the Corporation. Upon the demand of any shareholder, the vote for members of the Board of Directors and the vote upon any question before the meeting shall be by ballot.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to elect members of the Board of Directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Conversion, a different vote is required in which case such express provision shall govern and control the decision of such question.

SECTION 6

Proxies. At any meeting of the shareholders, any shareholder may be represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the shareholders unless it shall have been filed with the secretary of the meeting. All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding officer of the meeting.

SECTION 7

Action Without a Meeting. Any action which may be taken by the vote of the shareholders at a meeting may be taken without a meeting if authorized by the written consent of shareholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Conversion require a greater proportion of voting power to authorize such action in which case such greater proportion of written consents shall be required.

Article II

Directors

SECTION 1

Management of Corporation. The business of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not prohibited by statute or by the Articles of Conversion or by these Bylaws directed or required to be exercised or done by the shareholders.

SECTION 2

Number, Tenure, and Qualifications. The number of directors that shall constitute the whole board shall be at least one. The number of directors may from time to time be increased or decreased by resolution of the Board of Directors to not less than one nor more than fifteen. The Board of Directors shall be elected at the annual meeting of the shareholders and except as provided in Section 2 of this Article, each director elected shall hold office until his successor is elected and qualified. Directors need not be shareholders.

SECTION 3

Vacancies. Vacancies in the Board of Directors including those caused by an increase in the number of directors, may be filled by a majority of the remaining Board of Directors, though not less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders. The holders of two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the members of the Board of Directors by vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously.

A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the shareholders fail at any annual or special meeting of shareholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board of Directors or the shareholders shall have power to elect a successor to take office when the resignation is to become effective.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

SECTION 4

Removal. Any of the directors may be removed from office at any time with or without cause by a vote of a majority of the directors.

SECTION 5

Annual and Regular Meetings. Regular meetings of the Board of Directors shall be held at any place within or outside the State of Nevada which has been designated from time to time by resolution of the Board of Directors or by written consent of all members of the Board of Directors. In the absence of such designation, regular meetings shall be held at the registered office of the Corporation. Special meetings of the Board of Directors may be held either at a place so designated or at the registered office or by written consent of all members of the Board of Directors.

Regular meetings of the Board of Directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the Board of Directors.

SECTION 6

First Meeting. The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the meeting of shareholders and at the place thereof. No notice of such meeting shall be necessary to the Board of Directors in order to legally to constitute the meeting, provided a quorum be present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

SECTION 7

Special Meetings. Special meetings of the Board of Directors may be called by the Chairman or the President or by any two directors.

Written notice of the time and place of special meetings shall be delivered personally to each-director, or sent to each director by mail, facsimile transmission, electronic mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records or if such address is not readily ascertainable, at the place in which the meetings of the Board of Directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least three (3) days prior to the time of the holding of the meeting. In case such notice is hand delivered, faxed or emailed as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, faxing, emailing or delivery as above provided shall be due, legal and personal notice to such director.

SECTION 8

Business of Meetings. The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though held at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION 9

Quorum; Adjourned Meetings. A majority of the authorized number of directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Articles of Conversion. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board of Directors, shall be as valid and effective in all respects as if passed by the Board of Directors in regular meeting.

A quorum of the Board of Directors may adjourn any meeting of the Board of Directors to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any meeting of the Board of Directors, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors.

Notice of the time and place of holding an adjourned meeting need not be given to the absent directors if the time and place be fixed at the meeting adjourned.

SECTION 10

Committees. The Board of Directors may, by resolution adopted by a majority of the Board of Directors, designate one or more committees of the Board of Directors, each committee to consist of at least one or more of the members of the Board of Directors which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the Corporation and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

SECTION 11

Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

SECTION 12

Special Compensation. The directors may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

Article III

NOTICES

SECTION 1

Notice of Meetings. Notices of meetings of shareholders shall be in writing and signed by the Chief Executive Officer or President or by such other person or persons as the Board of Directors shall designate. Such notice shall state the purpose or purposes for which the meeting of shareholders is called and the time and the place, which may be within or without this State, where it is to be held. A copy of such notice shall be delivered personally to, sent by facsimile transmission or electronic mail or shall be mailed, postage prepaid, to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a shareholder at his address as it appears upon the records of the Corporation. Upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such shareholder. Personal delivery of any such notice to any officer of a Corporation or association, or to any member of a partnership shall constitute delivery of such notice to such Corporation, association or partnership. In the event of the transfer of stock after delivery of such notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

SECTION 2

Effect of Irregularly Called Meetings. Whenever all parties entitled to vote at any meeting, whether of the Board of Directors or shareholders, consent, either written or by presence at such meeting, the doings of such meeting shall be as valid as if they had been approved at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting, and such consent or approval of shareholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

SECTION 3

Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes, the Articles of Conversion or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

Article IV

Officers

SECTION 1

Election. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a President, a Secretary and a Treasurer, none of whom need be directors of the Corporation. Any person may hold two or more offices. The Board of Directors may appoint a Chairman of the Board of Directors, Vice Chairman of the Board of Directors, one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries.

SECTION 2

Functions, duties and powers of officers. The Board of Directors, for each officer, may (a) determine the functions and duties the officer is to perform, (b) entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit and (c) from time to time revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

SECTION 3

Compensation. The salaries and compensation of all officers of the Corporation shall be fixed by the Board of Directors.

SECTION 4

Removal; Resignation. The officers of the Corporation shall hold office at the pleasure of the Board of Directors. Any officer elected or appointed by the Board of Directors may be removed at any time by a majority vote of the Board of Directors. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

Article V

Capital Stock

SECTION 1

Certificates. Every shareholder shall be entitled to have a certificate signed by the Chief Executive Officer, President or Secretary of the Corporation, certifying the number of shares owned by such shareholder in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate, which the Corporation shall issue to represent such stock.

If a certificate is signed (1) by a transfer agent other than the Corporation or its employees or (2) by a registrar other than the Corporation or its employees, the signatures of the officers of the Corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, such certificate may be issued with the same effect as though the person had not ceased to be such officer. The seal of the Corporation, or a facsimile thereof, may, but need not be, affixed to certificates of stock.

SECTION 2

Surrendered, Lost or Destroyed Certificates. The Board of Directors may direct a certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

SECTION 3

Replacement Certificates. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation, if it is satisfied that all provisions of the laws and regulations applicable to the Corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

SECTION 4

Record Date. The Board of Directors may fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of shareholders, or the date for the payment of any distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of shareholders for any purpose, as a record date for the determination of the shareholders entitled to notice of and to vote at any such meeting, and any adjournment thereof, or entitled to receive payment of any such distribution, or to give such consent, and in such case, such shareholders, and only such shareholders as shall be shareholders of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive payment of such distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

SECTION 5

Registered Owner. The Corporation shall be entitled to recognize the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and distribution, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shales on the part of any other person, whether or not it shall have express or other notice thereof except as otherwise provided by the laws of Nevada.

Article VI

General Provisions

SECTION 1

Registered Office. The registered office of this Corporation shall be in the State of Nevada. The Corporation may also have offices at such other places both within and outside the State of Nevada as the Board of Directors may from time to time determine or as the business of the Corporation may require.

SECTION 2

Distributions. Distributions upon capital stock of the Corporation, subject to the provisions of the Articles of Conversion, if any, may be declared by the Board of Directors at any regular or special meeting. Distributions may be paid in cash, in property or in shares of capital stock, subject to the provisions of the Articles of Conversion.

SECTION 3

Reserves. Before payment of any distribution, there may be set aside out of any funds of the Corporation available for distributions such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing distributions or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

SECTION 4

Checks; Notes. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

SECTION 5

Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

SECTION 6

Corporate Seal. The Corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the Corporation and the words “Corporate Seal” and “Nevada”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

Article VII

Indemnification

SECTION 1

Indemnification of Officers and Directors, Employees and Other Persons. Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another Corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the Nevada Revised Statutes from time to time against all expenses, liability and loss (including attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of shareholders, provision of law or otherwise, as well as their rights under this Article.

SECTION 2

Insurance. The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another Corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

SECTION 3

Further Bylaws. The Board of Directors may from time to time adopt further Bylaws with respect to indemnification and may amend these and such Bylaws to provide at all times the fullest indemnification permitted by the Nevada Revised Statutes.

Article VIII

Amendments

SECTION 1

Amendments by Board of Directors. The Board of Directors, by a majority vote of the Board of Directors at any meeting may amend these Bylaws, including Bylaws adopted by the shareholders, but the shareholders may from time to time specify particular provisions of the Bylaws, which shall not be amended by the Board of Directors.

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APPROVED AND ADOPTED effective May [ ], 2017.

SPECTRUM GLOBAL SOLUTIONS, INC.

Larry Kristof
Chief Executive Officer

APPENDIX D

RIGHTS OF DISSENTING SHAREHOLDERS IN CONNECTION WITH THE CONTINUATION

The following description of a shareholder’s Dissent Rights is not a comprehensive statement of the procedures to be followed by a Dissenting Shareholder. The Continuation expressly provides registered shareholders with Dissent Rights on the terms and conditions as set out in Sections 237 to 247 of the BCBCA annexed as Schedule A to this Appendix D of this Proxy Statement.

Dissent Rights will be in effect for registered shareholders who object to the Continuation resolution. Under the BCBCA, only a registered shareholder may exercise the Dissent Rights in respect of shares registered in that shareholder’s name. In many cases, shares beneficially owned by a non-registered shareholder (the “Non-Registered Shareholder”) are registered either (i) in the name of an intermediary, or (ii) in the name of a clearing agency (such as CDS) of which the intermediary is a participant. Accordingly, a Non-Registered Shareholder will not be entitled to exercise its Dissent Rights directly (unless the shares are re-registered in the Non-Registered Shareholder’s name and the procedures to exercise Dissent Rights are strictly complied with). A Non-Registered Shareholder who wishes to exercise Dissent Rights should immediately contact the intermediary with whom the Non-Registered Shareholder deals in respect of its shares and either: (i) instruct the intermediary to exercise the Dissent Rights on the Non-Registered Shareholder’s behalf (which, if the shares are registered in the name of CDS or other clearing agency, may require that such shares first be re-registered in the name of the intermediary), or (ii) instruct the intermediary to re-register such shares in the name of the Non-Registered Shareholder, in which case the Non- Registered Shareholder would be able to exercise the Dissent Rights directly without the involvement of the intermediary.

In general, any registered shareholder who dissents from the Continuation resolution in compliance with Sections 237 to 247 of the BCBCA will be entitled, in the event that the Continuation becomes effective, to be paid by Mantra the fair value of the shares held by such Dissenting Shareholder determined as at the point in time immediately before the passing of the Continuation and Reincorporation resolution. A Dissenting Shareholder shall, on the Record Date, and notwithstanding the provisions of Sections 237 to 247 of the BCBCA, be deemed to have transferred the Dissenting Shares to the Company and shall cease to have any rights as a holder of shares except for the entitlement to be paid fair value for such shares.

The Continuation provides that registered shareholders may exercise Dissent Rights in connection with the Continuation pursuant to and in the manner set forth in Section 238 of the BCBCA, provided that, notwithstanding Section 242 of the BCBCA, the Dissent Notice must be received by the Company by not later than 5:00 p.m. (Vancouver time) on the Business Day that is two Business Days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time). In addition, notwithstanding Sections 237 to 247 of the BCBCA, shareholders who duly exercise their Dissent Rights shall be deemed to have transferred the shares held by them and in respect of which Dissent Rights have been validly exercised to the Company free and clear of all encumbrances, and

(a)	if they ultimately are entitled to be paid fair value for such shares, they shall be paid the fair value which shall equal the fair value of such shares immediately before the approval of the Continuation resolution by the shareholders and they shall not be entitled to any other payment or consideration; or

(b)	if they ultimately are not entitled, for any reason, to be paid fair value for such shares, they shall be deemed to have participated in the Continuation on the same basis as a non-dissenting holder of shares.

In no event shall the Company be required to recognize a Dissenting Shareholder as a shareholder after the Record Date, and the names of such Dissenting Shareholders that have validly exercised Dissent Rights shall be removed from the central securities register of the Company.

In addition to any other restrictions set out in Sections 237 to 247 of the BCBCA, none of the shareholders who vote or who have instructed a proxyholder to vote their shares in favour of the Continuation resolution shall be entitled to exercise Dissent Rights.

A Dissenting Shareholder who, for any reason, does not properly fulfill each of the Dissent Procedures in accordance with the applicable requirements, acts inconsistently with such dissent, or who, for any other reason, is not entitled to be paid the fair value of their shares shall be treated as if the shareholder had participated in the Continuation on the same basis as a non-dissenting shareholder.

A shareholder who wishes to dissent must deliver a Dissent Notice to the Company at 300 Crown Oak Centre Drive, Longwood, Florida 32750, attention: Larry Kristof, no later than 5:00 p.m. (Vancouver time) on the Business Day that is two Business Days immediately preceding the Meeting or any adjournments or postponements thereof, being 5:00 p.m. (Vancouver time) on May 31, 2017.

A separate Dissent Notice is required for a shareholder if the shareholder is exercising the Dissent Rights on its own behalf and for each person who beneficially owns the shares registered in such shareholder’s name and on whose behalf such shareholder is exercising the Dissent Rights. A shareholder wishing to exercise the Dissent Rights must do so in respect of all the shares registered in such shareholder’s name and held for the beneficial person on whose behalf the Dissent Rights are being exercised. A person wishing to exercise Dissent Rights in respect of shares of which such person is a beneficial owner must exercise Dissent Rights with respect to all shares of which such person is both a registered and beneficial owner and cause each registered shareholder who is the registered owner of any other shares of which such person is a beneficial owner to exercise Dissent Rights with respect to all such shares.

The Dissent Notice must set out the information required under Section 242 of the BCBCA, including the number of shares in respect of which the Dissent Notice is being sent and:

(a)	if such shares constitute all of the shares of which the shareholder is both the registered and beneficial owner and the shareholder owns no other shares, a statement to that effect;

(b)	if such shares constitute all of the shares of which the shareholder is both the registered and beneficial owner, but the shareholder owns additional shares beneficially, a statement to that effect and the names of the registered owners of such shares, the number of shares held by such registered owners and a statement that Dissent Notices have or will be sent with respect to such shares; or

(c)	if the Dissent Rights are being exercised by a registered owner who is not also the beneficial owner of such shares, a statement to that effect and the name of the beneficial owner and a statement that the registered owner is dissenting with respect to all shares of the beneficial owner registered in such registered owner’s name.

A vote against the Continuation resolution does not constitute a Dissent Notice under the BCBCA and a shareholder who votes in favour of the Continuation will not be considered a Dissenting Shareholder.

The Company is required, promptly after the later of: (i) the date on which it forms the intention to proceed with the Continuation; and (ii) the date on which the Dissent Notice was received, to notify each Dissenting Shareholder of its intention to act on the Plan of Continuation. The Company expects that it will be in a position to deliver such notification on or before the Record Date. Upon receipt of such notification, each Dissenting Shareholder is then required, if the Dissenting Shareholder wishes to proceed with the exercise of Dissent Rights, within one month after the date of such notice to send to the Company: (a) a written statement that the Dissenting Shareholder requires the Company to purchase all of its shares; (b) the certificates representing such shares; and (c) if the Dissent Rights are being exercised by the Dissenting Shareholder on behalf of a beneficial owner who is not the registered owner, a written statement to that effect and including the name of the beneficial owner and a statement that the registered owner is dissenting with respect to all shares of the beneficial owner registered in such registered owner’s name, setting out whether or not the beneficial owner is the beneficial owner of other shares, and if so, setting out: (i) the names of the registered owners of such shares, (ii) the number of shares held by such registered owners, and (iii) that Dissent Rights are being exercised with respect to all such other shares. Unless the Court orders otherwise, a shareholder who fails to send to the Company within the required time frame the written statements described above and the certificates representing the shares in respect of which the Dissenting Shareholder dissents, forfeits the shareholder’s Dissent Rights.

On sending the required documentation to the Company, the fair value for the Dissenting Shares will be determined as follows:

(a)	if the Company and a Dissenting Shareholder agree on the fair value of the shares, then the Company must promptly pay that amount to the Dissenting Shareholder; or

(b)	if a Dissenting Shareholder and the Company are unable to agree on a fair value, the Dissenting Shareholder may apply to the Court to determine the fair value of the shares, and the Company must pay to the Dissenting Shareholder the fair value determined by the Court.

Shareholders who duly exercise their Dissent Rights shall be deemed to have transferred the shares held by them in respect of which Dissent Rights have been exercised to the Company free and clear of liens, at the Record Date. If the Continuation is not implemented for any reason, Dissenting Shareholders will not be entitled to be paid the fair value for their shares, and such shares will not be deemed to be transferred to the Company.

Section 246 of the BCBCA outlines certain events when Dissent Rights will cease to apply where such events occur before payment is made to the Dissenting Shareholders of the fair value of the shares surrendered (including if the Continuation and Reincorporation resolution is not approved or is otherwise not proceeded with). In such events, the Dissenting Shareholder will be entitled to the return of the applicable share certificate(s), if any, and rights as a shareholder in respect of the applicable shares will be regained.

The discussion above is only a summary of the Dissent Procedures which are technical and complex. A shareholder who intends to exercise his or her Dissent Rights should carefully consider and comply with the provisions of Sections 237 to 247 of the BCBCA. It is suggested that any shareholder wishing to exercise Dissent Rights seek legal advice, as failure to comply strictly with the applicable provisions of the BCBCA, and this Proxy Statement may prejudice the availability of such Dissent Rights. Dissenting Shareholders should note that the exercise of Dissent Rights can be a complex, time consuming and expensive process.

Schedule A to APPENDIX D

SECTIONS 237 – 247 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

Division 2 — Dissent Proceedings

Definitions and application

237 (1) In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)	in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement, or

(c)	in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2)	This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)	the court orders otherwise, or

(b)	in the case of a right of dissent authorized by a resolution referred to in section 238(1)(g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238 (1)  A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a)	under section 260, in respect of a resolution to alter the articles

(i) to alter restrictions on the powers of the company or on the business the company is permitted to carry on, or

(ii) without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company's community purposes within the meaning of section 51.91;

(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)	under section 301(5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	in respect of any other resolution, if dissent is authorized by the resolution;

(h)	in respect of any court order that permits dissent.

(2)	A shareholder wishing to dissent must

(a)	prepare a separate notice of dissent under section 242 for

(i)	the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)	identify in each notice of dissent, in accordance with section 242(4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)	dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3)	Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2)	A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)	provide to the company a separate waiver for

(i)	the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)	identify in each waiver the person on whose behalf the waiver is made.

(3)	If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)	any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)	If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240 (1)   If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2)	If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a statement advising of the right to send a notice of dissent.

(3)	If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,

(b)	a statement advising of the right to send a notice of dissent, and

(c)	if the resolution has passed, notification of that fact and the date on which it was passed.

(4)	Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241	If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)	a copy of the entered order, and

(b)	a statement advising of the right to send a notice of dissent.

Notice of dissent

242 (1)	A shareholder intending to dissent in respect of a resolution referred to in section 238(1)(a), (b), (c), (d), (e) or (f) must,

(a)	if the company has complied with section 240(1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240(3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240(1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)	the date on which the shareholder learns that the resolution was passed, and

(ii)	the date on which the shareholder learns that the shareholder is entitled to dissent.

(2)	A shareholder intending to dissent in respect of a resolution referred to in section 238(1)(g) must send written notice of dissent to the company

(a)	on or before the date specified by the resolution or in the statement referred to in section 240(2) (b) or (3)(b) as the last date by which notice of dissent must be sent, or

(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3)	A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4)	A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)	if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)	if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)	the name and address of the beneficial owner, and

(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5)	The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)	the date on which the company forms the intention to proceed, and

(ii)	the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2)	A notice sent under subsection (1)(a) or (b) of this section must

(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)	advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244 (1)	A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)	the certificates, if any, representing the notice shares, and

(c)	if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2)	The written statement referred to in subsection (1) (c) must

(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	that dissent is being exercised in respect of all of those other shares.

(3)	After the dissenter has complied with subsection (1),

(a)	the dissenter is deemed to have sold to the company the notice shares, and

(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4)	Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5)	Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6)	A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245 (1)	A company and a dissenter who has complied with section 244(1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)	promptly pay that amount to the dissenter, or

(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2)	A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)	determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)	make consequential orders and give directions it considers appropriate.

(3)	Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)	pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4)	If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)	the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)	if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5)	A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)	the company is insolvent, or

(b)	the payment would render the company insolvent.

Loss of right to dissent

246	The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)	the resolution in respect of which the notice of dissent was sent does not pass;

(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)	the notice of dissent is withdrawn with the written consent of the company;

(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247	If, under section 244(4) or (5), 245(4)(a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)	the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244(1)(b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244(6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.